                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 22, 1994
                                                  -----------------

                                 Advanta Corp.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                       0-14120                  23-1462070
- ----------------------------    ----------------------    ----------------------
(State or other jurisdiction    (Commission File          (IRS Employer
of incorporation)               Number)                   Identification No.)


 Brandywine Corporate Center, 650 Naamas Road, Delaware         19703
 ------------------------------------------------------      -----------
      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (302) 791-4400
                                                     --------------




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Form 8-K                          Advanta Corp.
December 22, 1994





Item 7.   Financial Statements and Exhibits.

(c)       Exhibits:

          Exhibits 4.1 and 4.2 listed below and in the accompanying Index to Exhibits relate specifically to the registrant's Registration Statement on Form S-3
          (No. 33-50883) and are filed herewith for incorporation by reference in such Registration Statement.



   Exhibit Number Per
   Item 601 of
   Regulation S-K                Description of Document
   --------------                -----------------------
            3.ii                 The registrant's By-Laws, as amended.  (The
                                 By-Laws were amended by the registrant's
                                 Board of Directors on December 2, 1994.  The
                                 amendment deletes the statement that the
                                 Chairman serves as an ex officio member of
                                 all Board Committees.)

            4.1 Form of Fixed Rate Note with respect to the registrant's Medium-Term Notes

            4.2 Form of Floating Rate Note with respect to the registrant's Medium-Term Notes

Form 8-K                          Advanta Corp.
December 22, 1994





                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Advanta Corp.



                                         By:  /s/ Gene S. Schneyer
                                            ----------------------------
                                            Gene S. Schneyer, Vice President and
                                            General Counsel




December 22, 1994

Form 8-K                          Advanta Corp.
December 22, 1994





                        Index to Exhibits
                        -----------------

        Exhibit Number Per
            Item 601 of
          Regulation S-K         Description of Document
          --------------         -----------------------
                3.ii             The registrant's By-Laws, as amended.

                4.1 Form of Fixed Rate Note with respect to the registrant's Medium-Term Notes

                4.2 Form of Floating Rate Note with respect to the registrant's Medium-Term Notes